                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2005

                            RelationServe Media, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          333-119632                                   43-2053462
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    (Commission File Number)               (IRS Employer Identification Number)

             6700 N. Andrews Avenue, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

                                 (954) 202-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
/ /  Pre-commencement  communications  pursuant  to  Rule  13-e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            On June 16, 2005, the Company reported that upon the effectiveness of the merger of the Company's wholly-owned subsidiary, Reland Acquisition,
Inc., a Delaware corporation, with Relationserve, Inc., a Delaware corporation,
Morgan & Company was to be replaced as the Company's independent accountant and that subject to Board of Directors approval, McKean, Paul, Chrycy, Fletcher &
Co. would be appointed as the Company's independent accountant to audit the
Company's financial statements. As a result of the disclosure in the Company's
Current Report on Form 8-K dated June 16, 2005 (the "June 16, 2005 8-K"), the
Company was required to furnish a letter from Morgan & Company addressed to the
Securities and Exchange Commission stating whether Morgan & Company agrees with the statements made by the Company. The Company is amending the June 16, 2005
8-K to include a letter received from Morgan & Company on July 15, 2005.

            On July 13, 2005, the Company's Board of Directors appointed Sherb &
Co, LLP as the Company's Independent Registered Public Accounting Firm to audit the Company's financial statements for the fiscal year ending December 31, 2005.

            The reports of Morgan & Company on the financial statements of
RelationServe Media, Inc. (formerly Chubasco Resources Corp.) from its inception in April 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except such reports were modified as to an explanatory paragraph relating to its ability to continue as a "going concern" as a result of its lack of existing commitments from lenders to provide necessary financing, lack of sufficient working capital, and recurring losses from operations.

            From the Company's inception in April 2004 there were no
disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Morgan & Company, would have caused it to make reference to the matter in connection with its reports. There were no
"reportable events" as that term is described in Item 304(a)(1)(v) of Regulation
S-B.

            From the Company's inception in April 2004, it did not consult Sherb
& Co., LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of
Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of
Regulation S-B.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1      Letter from Morgan & Company to the Securities and
                            Exchange Commission dated July 15, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                               RelationServe Media, Inc.

                                           By: /s/  Mandee Heller Adler
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                                               Mandee Heller Adler
                                               Chief Executive Officer

DATED:  July 15, 2005